SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  June  12,  2003


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On June 12, 2003, Life Partners Holdings, Inc. issued a press release announcing revenues for the three months ended May 31, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  June 12,  2003                By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  June 12, 2003

Exhibit  99.1


 LIFE PARTNERS HOLDINGS, INC. ANNOUNCES REVENUES FOR FIRST FISCAL QUARTER ENDED

                                  MAY 31, 2003

                  - Revenues Increased 132% During the Period


WACO, Texas-June 12, 2003--Life Partners Holdings, Inc. (OTC\BB:LPHI) today announced that it will report record revenues of $4,741,969 for its first fiscal quarter ended May 31, 2003. This represents an increase of 132%, as compared with total revenue of $2,040,148 reported by the Company for the same period last year. LPHI said it expects to report earnings prior to July 15, 2003 after its auditor's review is completed. The Company anticipates that it will report a significant increase in earnings for the quarter as well.

LPHI Chairman, Brian Pardo, commented, "We are pleased with our growth during this fiscal quarter. It indicates the growing recognition and acceptance throughout the world of short and long term life settlements as an attractive investment alternative. The growth achieved during this quarter is indicative of the growth we expect during this entire fiscal year."

Safe Harbor -- This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.


Contact:
     Life  Partners  Holdings,  Inc.
     Dana  Yarbrough,  800/368-5569,  dyarbrough@lifepartnersinc.com